SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2003

INTERCEPT, INC.

(Exact Name of Registrant
as Specified in its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	01-14213 (Commission File Number)	58-2237359 (I.R.S. Employer Identification No.)

3150 Holcomb Bridge Road, Suite 200, Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

Registrant’s telephone number, including area code: (770) 248-9600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.            Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                Not Applicable

(b)                Not Applicable

(c)Exhibits:

Exhibit Number	Description

99.1	Certifications of John W. Collins and Scott R. Meyerhoff pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.            Regulation FD Disclosure.

On March 31, 2003, InterCept, Inc. filed its Annual Report on Form 10-K for the year ended December 31, 2002 with the Securities and Exchange Commission. Accompanying the Annual Report as correspondence were the certifications of InterCept’s Chief Executive Officer, John W. Collins, and Chief Financial Officer, Scott R. Meyerhoff, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which certifications are attached as Exhibit 99.1 to this Current Report on Form 8-K.

The certifications attached as Exhibit 99.1 are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Regulation FD, and they are not being filed as part of InterCept’s annual Report on Form 10-K for the Year ended December 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT, INC.
By:	/s/ SCOTT R. MEYERHOFF

Scott R. Meyerhoff Chief Financial Officer Dated: March 31, 2003

2

EXHIBIT INDEX

Exhibit Number	Description

99.1	Certifications of John W. Collins and Scott R. Meyerhoff pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.